UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 6, 2005
                                                ----------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)





        New York                    333-115888                   22-3442024
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


             85 Broad Street, New York, New York                      10004
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           (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  -------------------------


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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Structural and Collateral Term sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the PSA) furnished to the Registrant by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Bear, Stearns & Co., Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2005-GG4 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-115888) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and the Structural and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and the Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials and the Structural and Collateral Term Sheets.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------------         -----------

(99.1)            Computational Materials prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc., Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.2)            Structural Term Sheets prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.3)            Structural and Collateral Term Sheets
                  prepared by Greenwich Capital Markets,
                  Inc., Goldman, Sachs & Co., Credit Suisse
                  First Boston LLC, Bear, Stearns & Co.,
                  Inc. Wachovia Capital Markets, LLC and
                  Morgan Stanley & Co. Incorporated in
                  connection with GS Mortgage Securities
                  Corporation II, Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-GG4.

(99.4)            Structural and Collateral Term Sheets
                  prepared by Greenwich Capital Markets,
                  Inc., Goldman, Sachs & Co., Credit Suisse
                  First Boston LLC, Bear, Stearns & Co.,
                  Inc. Wachovia Capital Markets, LLC and
                  Morgan Stanley & Co. Incorporated in
                  connection with GS Mortgage Securities
                  Corporation II, Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-GG4.

(99.5)            Collateral Term Sheets prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.6)            Computational Materials prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.7)            Collateral Term Sheets prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.8)            Computational Materials prepared by
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2005


                                    GS MORTGAGE SECURITIES
                                       CORPORATION II



                                    By:  /s/ Leo Huang
                                       ---------------------------------------
                                       Name:   Leo Huang
                                       Title:  Chief Financial Officer

                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Computational Materials prepared by                    (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc., Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.2)            Structural Term Sheets prepared by                     (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.3)            Structural and Collateral Term Sheets                  (E)
                  prepared by Greenwich Capital Markets,
                  Inc., Goldman, Sachs & Co., Credit Suisse
                  First Boston LLC, Bear, Stearns & Co.,
                  Inc. Wachovia Capital Markets, LLC and
                  Morgan Stanley & Co. Incorporated in
                  connection with GS Mortgage Securities
                  Corporation II, Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-GG4.

(99.4)            Structural and Collateral Term Sheets                  (E)
                  prepared by Greenwich Capital Markets,
                  Inc., Goldman, Sachs & Co., Credit Suisse
                  First Boston LLC, Bear, Stearns & Co.,
                  Inc. Wachovia Capital Markets, LLC and
                  Morgan Stanley & Co. Incorporated in
                  connection with GS Mortgage Securities
                  Corporation II, Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-GG4.

(99.5)            Collateral Term Sheets prepared by                     (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.6)            Computational Materials prepared by                    (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.7)            Collateral Term Sheets prepared by                     (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.

(99.8)            Computational Materials prepared by                    (E)
                  Greenwich Capital Markets, Inc., Goldman,
                  Sachs & Co., Credit Suisse First Boston
                  LLC, Bear, Stearns & Co., Inc. Wachovia
                  Capital Markets, LLC and Morgan Stanley &
                  Co. Incorporated in connection with GS
                  Mortgage Securities Corporation II,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2005-GG4.